TIFF Investment Program (“TIP”)

Supplement dated April 29, 2020

to the Prospectus dated April 29, 2020

TIFF Multi-Asset Fund

TIFF Short-Term Fund

For members who are not non-profit organizations, the following supplements similar language under the heading Fund Performance — Average Annual Total Returns in each fund summary section of the prospectus.

 Average Annual Total Returns (for periods ended 12/31/2019)

The table below illustrates the changes in the funds’ yearly performance and shows how each fund’s average returns for one year, five years, ten years, and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compared with selected benchmarks. Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes.  Actual after-tax returns depend upon a member’s tax situation and may differ from those shown.

TIFF Multi-Asset Fund (“MAF”)	One Year	Five Years	Ten Years	Since Inception (3/31/1995)

Return before Taxes	17.21%	5.00%	6.43%	7.50%
Return after Taxes on Distributions	17.21%	3.03%	4.58%	5.68%
Return after Taxes on Distributions and Sale of Fund Shares	10.19%	3.18%	4.54%	5.53%

Benchmark Returns
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	26.60%	8.40%	8.78%	7.24%
Consumer Price Index (“CPI”) +5% per annum (does not reflect fees, expenses, or taxes)	7.39%	6.90%	6.83%	7.25%
Multi-Asset Fund Constructed Index * (does not reflect taxes)	19.87%	6.34%	6.37%	7.17%
65/35 Mix (65% MSCI All Country World Index, 35% Bloomberg Barclays US Aggregate Bond Index) (does not reflect fees, expenses, or taxes)	20.31%	6.68%	7.26%	6.91%

*Performance of the Multi-Asset Fund Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction.

TIFF Short-Term Fund	One Year	Five Years	Ten Years	Since Inception (5/31/1994)

Return before Taxes	2.20%	0.92%	0.43%	2.59%
Return after Taxes on Distributions	1.30%	0.54%	0.24%	1.57%
Return after Taxes on Distributions and Sale of Fund Shares	1.30%	0.54%	0.25%	1.58%

Benchmark Returns
BofA Merrill Lynch US 6-Month Treasury Bill Index (does not reflect fees, expenses, or taxes)	2.57%	1.26%	0.74%	2.79%

Additional Member Information

Employees of TIFF Advisory Services, Inc. (“TAS”) and trustees or directors of TIP, TAS, and TIFF Charitable Foundation (“TCF”) who are “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, may establish one or more individual retirement accounts (IRA) for the purpose of investing in MAF. Such accounts are subject to minimum initial and subsequent investment amounts and an annual IRA maintenance fee charged by State Street Bank and Trust Company, the IRA Custodian. An IRA account holder who ceases to be an employee of TAS or a trustee or director of TIP, TAS, or TCF may continue to maintain his or her IRA account(s) in MAF provided he or she continues to be a qualified client. An IRA account holder who ceases to be a qualified client as a result of termination of his or her employment or TAS directorship, will be required, and beneficiaries who inherit IRA accounts established under this program should expect to be required, to redeem the MAF shares held in the IRA account(s) and transfer the redemption proceeds to another IRA custodian. Accounts redeemed in such circumstances will not be assessed the 0.50% exit fee normally assessed on redemptions from MAF. Additional information about IRA accounts may be obtained by calling TIFF Member Services at 1-610-684-8200.

Additional Tax Considerations

For members who are not non-profit organizations, the following supplements the information under the heading Tax Considerations in the prospectus.

Each fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to members. In general, for members who are taxable investors, each fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable to such members as ordinary income, capital gains, or some combination of both.

For federal income tax purposes, fund distributions of short-term capital gains are taxable as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long a member has owned the shares.  Fund distributions characterized as a return of capital, if any, will decrease a member’s tax basis in fund shares (but not below zero). A portion of income dividends reported by a fund may be qualified dividend income eligible for taxation by individual members at long-term capital gain rates, provided certain holding period requirements are met.

The use of derivatives by a fund may cause the fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual members at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

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If a taxable member invests in a fund shortly before the record date of a capital gains or ordinary income distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, except to the extent the distribution represents a return of capital for tax purposes, the member will receive some of his or her investment back in the form of a taxable distribution.  This is sometimes referred to as “buying a dividend.”

Every year, members who are taxable investors will receive a statement that shows the tax status of distributions received the previous calendar year.  The funds may reclassify income after tax reporting statements have been mailed to members.  Prior to issuing tax statements, the funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to members.  However, when necessary, a fund will send corrected Forms 1099-DIV to reflect reclassified information or to adjust the cost basis of any covered shares (defined below) sold or exchanged.

A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of fund shares for shares of a different TIP fund is the same as a sale.

The fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012, where the cost basis of the shares is known by the fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting may be provided but is not required for certain members, including members investing in the fund through a tax-advantaged retirement account, such as an individual retirement account, or members exempt from federal income taxation under 501(a) of the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by the member on, and paid with, the member’s federal income tax return.

By law, if a member does not provide a fund with a proper taxpayer identification number and certain required certifications, the member may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of shares.  A fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 24% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of fund shares generally are subject to state and local taxes.

Fund shares are generally not sold outside the United States. Non-US investors should be aware that US withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid US backup withholding and claim any treaty benefits, and US estate taxes may apply to any investment in a fund.

This discussion of Additional Tax Considerations is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, a potential member should consult a tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund.

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